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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
RAVISENT Technologies Inc:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


KPMG LLP

Philadelphia, Pennsylvania
May 7, 2001